                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Portfolio of Investments.........................  4
Statement of Assets and Liabilities..............  6
Statement of Operations..........................  7
Statement of Changes in Net Assets...............  8
Financial Highlights.............................  9
Notes to Financial Statements.................... 10
Report of Independent Accountants................ 13

TFMM ANR 8/97

                             LETTER TO SHAREHOLDERS



July 28, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. On February 5,
1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to
merge; the merger was completed on                [PHOTO]
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global
financial services firm boasts a       DENNIS J. MCDONNELL AND DON G. POWELL
market capitalization of $21 billion
and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC AND MARKET REVIEW
    With a portfolio comprised exclusively of short-term debt securities, the performance of the Tax Free Money Fund is tied closely to the behavior of short-term interest rates. During the 12 months ended June 30, 1997, short-term rates fluctuated in a narrow range, tracking changes in economic activity, Federal Reserve Board interest rate policy, and the supply-and-demand fundamentals of the short-term municipal debt market.
    The economy grew at a moderate 2.1 percent pace in the third quarter of 1996, then picked up steam at the end of the year with a 3.8 percent annual growth rate. By the first quarter of 1997, growth soared at a 4.9 percent pace, its highest in almost 10 years. Fearful that this strength might reignite inflation pressures, the Fed raised short-term interest rates one-quarter of a percentage point in late March, sending the yield on one-year municipal securities up to 3.92 percent from 3.59 percent at the beginning of the year. When economic activity softened during the second quarter of 1997, the Fed refrained from any further tightening, and the yield on the one-year municipal securities retreated.
    By the beginning of June, however, the yield was up to 3.85 percent in anticipation of the sharp rise in supply that typically occurs in June and July, when many state and local governments begin their new fiscal years. Nearly 45 percent of all short-term municipal notes issued in 1996 were sold during this "note season."

                                                           Continued on page two

PORTFOLIO STRATEGY
    We focused on only the highest quality short-term municipal securities. In addition, we adjusted the Fund's average maturity to reflect our expectations about future interest rates. We anticipated a sharp increase in supply in June, which could cause rates to jump. As a result, we reduced the portfolio's average maturity to 38 days at the end of May, compared to 58 days at the beginning of April. When the shorter-term securities matured and repaid their principal (par value), the proceeds were reinvested in higher-yielding issues. As of June 30, the Fund's average maturity was 28 days, compared to an average of 47 days among tax-free money market funds tracked by IBC Financial Data.
    We expect that interest rates will gradually decline over the coming months, as the excess supply of short-term municipal securities dissipates and the economy grows at a modest pace. As a result, we expect to extend the average maturity of the Fund by selectively purchasing slightly longer-term issues that are priced well.
    During the reporting period, the Fund's portfolio was comprised of a diverse mixture of securities whose yields reset frequently, ranging from one day to one month. We selectively purchased securities that reflected our market outlook and could be acquired at reasonable prices.


PORTFOLIO HOLDINGS BY INVESTMENT TYPE



          AS OF JUNE 30, 1997                                          AS OF DECEMBER 31, 1996 (1)
Seven-Day Floaters..............  36.7%                          Seven-Day Floaters..............  38.3%
Dates...........................  44.7%                          Dates...........................  24.4%
Bonds/Notes.....................  14.0%       [PIE CHART]        Bonds/Notes.....................  28.9%          [PIE CHART]
Updates (Commercial Paper)......   4.6%                          Updates (Commercial Paper)......   8.4%

(1) Unaudited

PERFORMANCE SUMMARY
    As of June 30, the Fund generated a seven-day average yield of 3.72 percent and a one-year total return of 2.82 percent. By comparison, the average performance for tax-exempt money market funds, as calculated by Lipper Analytical Services, Inc., was 2.98 percent for the 12-month period.
    Because income from the Fund is exempt from federal income tax, it is important to compare its seven-day yield to an equivalent taxable rate. For shareholders in the federal income tax bracket of 36 percent, the seven-day yield of the Fund is equivalent to 5.81 percent in a taxable money market fund.



                                                         Continued on page three

OUTLOOK

    We continue to see strength in the economy, but we do not believe that the
4.9 percent growth pace of the first quarter will be repeated in the final quarters of this year. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.
    We expect that growth will pick up again during the second half of the year because the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation, remain intact. As a result, we believe the Federal Reserve will not raise rates again before year end. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

                                                                     Discount
 Par                                                                 Yield on
Amount                                                   Maturity    Date of     Amortized
(000)                 Security Description                 Date      Purchase      Cost
----------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  44.4%
$1,400   Brazos River Auth TX Utils Elec Co Proj Ser
         1996 B (AMBAC Insd)...........................  07/01/97       5.550%  $ 1,400,000
 1,700   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Ser 1983 D (LOC: Royal Bank of
         Canada).......................................  07/01/97       4.150     1,700,000
 1,200   Jackson Cnty, MS Port Fac Rev Chevron Inc Proj
         Rfdg..........................................  07/01/97       4.000     1,200,000
 1,500   New York City Muni Wtr Fin Auth Wtr Swr Sys
         Ser 1995 A (FGIC Insd)........................  07/01/97       5.500     1,500,000
   900   New York City Ser B (FGIC Insd)...............  07/01/97       5.500       900,000
 1,500   New York City Ser B (FGIC Insd)...............  07/01/97       5.500     1,500,000
 2,200   New York City Ser B (FGIC Insd)...............  07/01/97       5.500     2,200,000
 1,300   Pinal Cnty, AZ Indl Dev Auth Pollutn Ctl Rev
         Ser 1984 (LOC: Nat'l Westminster Bank)........  07/01/97       4.000     1,300,000
 1,500   Port of Portland, OR Pollutn Ctl Rev (LOC:
         Bank of Nova Scotia)..........................  07/01/97       4.100     1,500,000
 1,500   Sullivan Cnty, TN Indl Dev Board Pollutn Ctrl
         Rev (LOC: Union Bank of Switzerland)..........  07/01/97       4.100     1,500,000
                                                                                -----------
         Total Dates.......................................................      14,700,000
                                                                                -----------
         7 DAY FLOATERS  36.6%
   900   Calhoun Cnty, MI Econ Dev Corp Rev (LOC:
         Comerica Bank)................................  07/07/97       4.150       900,000
 1,400   City of Chillicothe, IA Pollutn Ctl Rev
         Midwest Pwr Sys Ser 1993 A Rfdg (Gtd: Midwest
         Power Systems, Inc.)..........................  07/07/97       4.200     1,400,000
 1,380   City of Sterling Heights, MI Econ Dev Corp Rev
         Rfdg (LOC: First Chicago/NBD Corp)............  07/07/97       4.150     1,380,000
 1,300   Dade Cnty, FL Fltg Capital Asset Acquisition
         Ser S (LOC: Sanwa Bank Ltd.)..................  07/07/97       4.450     1,300,000
 1,110   Fort Bend, TX Indl Dev Corp Indl Dev Rev W.W.
         Grainger Proj Rfdg (LOC: The Northern Trust
         Company)......................................  07/07/97       4.150     1,110,000
 1,500   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Ser
         B (MBIA Insured)..............................  07/07/97       4.150     1,500,000
 1,000   Illinois Dev Fin Auth Rev Roosevelt Univ Ser
         1995 (LOC: Amer Nat'l Bank & Trust of
         Chicago)......................................  07/07/97       4.150     1,000,000
 1,100   Illinois Dev Fin Auth Rev Ser 1994 Lake Forest
         Academy (LOC: The Northern Trust Company).....  07/07/97       4.150     1,100,000
   300   Minnesota St Higher Edl Coordinating Brd Ser
         1994 A Rfdg (LOC: Norwest Bank)...............  07/07/97       4.150       300,000
 1,000   Pleasant Hill, CA Redev Agy Var Hsg Chateau
         III Proj Ser A (LOC: Heller Financial)........  07/07/97       4.100     1,000,000
   500   Utah St Brd Regents Student Ln Rev Ser 1993 A
         (Gtd: Student Ln Marketing Assn.).............  07/07/97       4.250       500,000
   600   Washington St Hsg Fin Comm Multi-Family Mtg
         Rev Rfdg (LOC: Harris Trust & Savings Bank)...  07/07/97       4.250       600,000
                                                                                -----------
         Total 7 Day Floaters..............................................      12,090,000
                                                                                -----------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

                                                                         Discount
 Par                                                                     Yield on
Amount                                                      Maturity     Date of     Amortized
(000)                 Security Description                    Date       Purchase      Cost
-----------------------------------------------------------------------------------------------
         UPDATES (COMMERCIAL PAPER)  4.5%
$1,500   Wayne Cnty, MI Downriver Swr Disp Sys Ser 1994
         B (LOC: Comerica Bank)........................  07/15/97         3.500%  $ 1,500,000
                                                                                  -----------
         BONDS/NOTES  14.0%
 1,500   Chicago, IL Mandatory Tender Nts Ser 1997
         (LOC: Morgan Guaranty)........................  02/05/98         3.650     1,500,000
 1,010   City of Ashdown, AR Indl Dev Rev Ser 1981
         (Gtd: Allied Signal Corp.)....................  11/01/97         4.000     1,009,940
 1,000   Greater Texas Student Ln Corp Ser 1996 A Rfdg
         (Gtd: Student Ln Marketing Assn.).............  03/01/98         3.700     1,000,000
 1,110   Texas St Tax & Rev Antic Nts Ser 1996.........  08/29/97         4.750     1,111,553
                                                                                  -----------
         Total Bonds/Notes.................................................         4,621,493
                                                                                  -----------
TOTAL INVESTMENTS  99.5%(A)................................................        32,911,493
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%................................           152,933
                                                                                  -----------
NET ASSETS  100.0%.........................................................       $33,064,426
                                                                                  -----------


(a) At June 30, 1997, cost of investments is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $32,911,493
Cash........................................................      201,049
Receivables:
  Interest..................................................      193,619
  Fund Shares Sold..........................................          808
Other.......................................................        5,433
                                                              -----------
      Total Assets..........................................   33,312,402
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       57,032
  Distributor and Affiliates................................       35,568
Deferred Compensation and Retirement Plans..................       97,777
Accrued Expenses............................................       57,599
                                                              -----------
      Total Liabilities.....................................      247,976
                                                              -----------
NET ASSETS..................................................  $33,064,426
                                                              -----------
NET ASSETS CONSIST OF:
Capital.....................................................  $33,085,766
Accumulated Undistributed Net Investment Income.............          127
Accumulated Net Realized Loss...............................      (21,467)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 33,085,766
  shares outstanding).......................................  $33,064,426
                                                              -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,277,361
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     176,206
Distribution (12b-1) and Service Fees.......................      88,041
Shareholder Services........................................      66,034
Registration................................................      40,218
Shareholder Reports.........................................      32,200
Trustees Fees and Expenses..................................      29,551
Audit.......................................................      27,595
Legal.......................................................       8,097
Custody.....................................................       5,513
Other.......................................................      38,774
                                                              ----------
    Total Expenses..........................................     512,229
    Less Fees Waived and Expenses Reimbursed ($176,206 and
      $37,478, respectively)................................     213,684
                                                              ----------
    Net Expenses............................................     298,545
                                                              ----------
NET INVESTMENT INCOME.......................................  $  978,816
                                                              ----------
NET REALIZED GAIN...........................................  $    3,111
                                                              ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  981,927
                                                              ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended
                                                             June 30, 1997   June 30, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $  978,816    $  1,019,399
Net Realized Gain...........................................         3,111             -0-
                                                              ------------    ------------
Change in Net Assets from Operations........................       981,927       1,019,399
Distributions from Net Investment Income....................      (978,689)     (1,019,399)
                                                              ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........         3,238             -0-
                                                              ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    94,162,306      67,200,916
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       978,689       1,019,399
Cost of Shares Repurchased..................................   (97,712,684)    (65,762,478)
                                                              ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (2,571,689)      2,457,837
                                                              ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................    (2,568,451)      2,457,837
NET ASSETS:
Beginning of the Period.....................................    35,632,877      33,175,040
                                                              ------------    ------------
End of the Period (Including accumulated undistributed net
  investment income of $127 and $0, respectively)...........  $ 33,064,426    $ 35,632,877
                                                              ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                Year Ended June 30
                                              ----------------------------------------------
                                               1997       1996       1995     1994     1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........   $1.00      $1.00      $1.00    $1.00    $1.00
                                               -----      -----      -----    -----    -----
Net Investment Income.......................    .028       .029       .027     .017     .019
Less Distributions from Net Investment
  Income....................................    .028       .029       .027     .017     .019
                                               -----      -----      -----    -----    -----
Net Asset Value, End of Period..............   $1.00      $1.00      $1.00    $1.00    $1.00
                                               =====      =====      =====    =====    =====
Total Return*...............................   2.82%      2.93%      2.73%    1.70%    1.93%
Net Assets at End of Period (In millions)...   $33.1      $35.6      $33.2    $37.4    $43.1
Ratio of Expenses to Average Net Assets*....    .85%       .85%       .89%     .81%     .72%
Ratio of Net Investment Income to Average
  Net Assets*...............................   2.78%      2.89%      2.68%    1.69%    1.92%
* If certain expenses had not been assumed
  by VKAC, total return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets.....   1.45%      1.53%      1.38%    1.29%     .97%
Ratio of Net Investment Income to Average
  Net Assets................................   2.17%      2.21%      2.20%    1.20%    1.67%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward of $21,467 which expires between June 30, 1998 and June 30, 2001. Of this amount, $3,166 will expire on June 30, 1998.

                                 June 30, 1997
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    For the year ended June 30, 1997, 100% of the income distributions made by the Fund were exempt from Federal income taxes. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $5,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $20,900 representing Van Kampen American Capital Distributors, Inc's. or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $42,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement

                                 June 30, 1997
--------------------------------------------------------------------------------

plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At June 30, 1997 and 1996, capital aggregated $33,085,766 and $35,657,455, respectively. Transactions in shares were as follows:

                                                Year Ended      Year Ended
                                               June 30, 1997   June 30, 1996
----------------------------------------------------------------------------
Beginning Shares.............................     35,657,455      33,199,618
                                                 -----------     -----------
Shares Sold..................................     94,162,306      67,200,916
Shares Issued Through Dividend
  Reinvestment...............................        978,689       1,019,399
Shares Repurchased...........................    (97,712,684)    (65,762,478)
                                                 -----------     -----------
Net Change in Shares Outstanding.............     (2,571,689)      2,457,837
                                                 -----------     -----------
Ending Shares................................     33,085,766      35,657,455
                                                 ===========     ===========

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $31,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Tax Free Money Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Free Money Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
July 31, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997. All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 16,275,888 shares voted for the proposal, 479,769 shares voted against and 1,174,285 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 17,504,139 shares voted in his favor and 425,803 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 17,504,139 shares voted in his favor and 425,803 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 17,489,159 shares voted in her favor and 440,784 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 17,504,076 shares voted in his favor and 425,867 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 17,929,942 shares voted in his favor and 425,803 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 17,504,139 shares voted in his favor and 425,803 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 17,574,636 shares voted in his favor and 355,306 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 17,504,139 shares voted in his favor and 425,803 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 17,502,063 shares voted in his favor and 427,879 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 17,576,713 shares voted in his favor and 353,230 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 17,240,094 shares voted for the proposal, 250,332 shares voted against and 439,517 shares abstained.